                                                                    Exhibit 32.1


                    Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. 'SS' 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Cooper Companies, Inc. (the "Company") hereby certifies that:

          (i) To his knowledge, the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) To his knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 14, 2004                        /s/ A. Thomas Bender
                                            ----------------------------------
                                            A. Thomas Bender
                                            Chairman of the Board, President and
                                            Chief Executive Officer